Inventories	12 Months Ended
Dec. 31, 2023
Inventories.
Inventories

8. Inventories

Inventories consist of the following:

	As of December 31,
	2022	2023
Finished products
Vehicles	3,786,673	3,914,310
Other finished products	232,337	504,870
Raw materials and work in process	3,144,284	2,521,705
Inventories	7,163,294	6,940,885
Inventory valuation allowance	(358,601)	(68,906)
Inventories, net	6,804,693	6,871,979

Finished products primarily include vehicles ready for transit at production plants, vehicles in transit to fulfil customers’ orders, new vehicles available for immediate sales at the Group’s sales and servicing center locations, spare parts used for after-sales services and goods for online store and accessories.

Raw materials and work in process primarily consist of materials for volume production which will be transferred into production cost when incurred.